MOUNTAIN AMERICA FEDERAL CREDIT UNION

Non-Revolving Promissory Note
Thomas Investment Holdings, LLC

$289,000.00
Dated: ______________________, 2004 Salt Lake City, Utah

FOR VALUE RECEIVED, Thomas Investment Holdings, LLC ("Maker"), promises to pay to the order of MOUNTAIN AMERICA FEDERAL CREDIT UNION ("Holder"), at its office at 7181 South Campus View Drive, West Jordan, Utah 84084, the sum of TWO HUNDRED EIGHTY-NINE THOUSAND and no/100 dollars ($289,000.00), together with interest from the date hereof at the rate (the "Initial Interest Rate") of six and one-half percent (6.5%) per annum on the unpaid principal balance, said principal and interest to be paid as follows:

> ONE THOUSAND NINE HUNDRED FIFTY-ONE and 35/100 Dollars ($1,951.35) on the first day of June 1, 2004 and the same amount on the first day of each succeeding month thereafter until May 1, 2014, when the entire then unpaid balance of principal, together with all amounts of then accrued and unpaid interest, shall be due and payable in full.

Except as otherwise set forth in this Note or in any of the other "Loan Documents" (as such term is hereinafter defined), on June 1, 2009 (collectively, the "Rate Review Dates" or, individually, a "Rate Review Date"), the Initial Interest Rate or the then effective "Replacement Interest Rate" (as such term is hereinafter defined), as applicable, shall be automatically replaced with another interest rate (a "Replacement Interest Rate"). The Replacement Interest Rate shall be the Ten-Year-Treasury Bill Rate, as published in the Wall Street Journal on the last business day of the month prior to the applicable Rate Review Date, plus two hundred fifty (250) basis points, rounded to the nearest one-eighth percent.

Notwithstanding the foregoing, Maker, jointly and severally, acknowledges and agrees that Holder may, on any Rate Review Date, institute a higher Replacement Interest Rate than would otherwise be effective in the event that any one (1) or more of the following circumstances then exists: (i) that Holder has determined that Maker's payment history in connection with this Note and the Loan has not been reasonably acceptable to Holder, or (ii) that the creditworthiness of Maker or any guarantor of the Loan, based upon the credit scoring or other credit analysis system then used by Holder, is not at a level which is then reasonably acceptable to Holder, or (iii) that the value of the collateral securing Maker's obligations in connection with this Note and the Loan has declined from the value of such collateral as of the date of this Note, or (iv) that Holder reasonably determines that other circumstances exist which justify Holder imposing a higher Replacement Interest Rate. In any of such events, Holder shall be entitled, in Holder's sole discretion, to increase the Replacement Interest Rate to a rate which Holder determines will appropriately address the risks identified by Holder. Furthermore, in the event that, at the time of the applicable Rate Review Date, a default exists under the terms of this Note or any of the other Loan Documents, Holder reserves the right to implement the "Default Interest Rate" described below. Maker acknowledges and agrees that the Replacement Interest Rate which goes into effect upon any Rate Review Date may be higher or lower than

the Initial Interest Rate or any then effective or previously effective Replacement Interest Rate. No additional fee shall be charged to Maker in connection with any of the interest rate reviews described herein.

There shall be no penalty associated with the prepayment of this Note.

If default be made in the payment of the amounts of principal or interest described herein, TIME BEING OF THE ESSENCE HEREOF, or if Holder shall reasonably deem itself to be insecure, then the entire then principal balance of this Note, together with all then accrued but unpaid interest, shall, at the election of Holder, and without notice of said election to Maker, at once become due and payable.

Anything herein contained to the contrary notwithstanding, the Initial Interest Rate or the then effective Replacement Interest Rate, as applicable, shall automatically increase to eighteen percent (18%) per annum (the "Default Rate") in the event of: (i) the occurrence of a default on the part of Maker hereunder, or (ii) the occurrence of a breach, default, or Event of Default on the part of Maker with respect to any of Maker's obligations in connection with the Loan or any of the Loan Documents, as such terms are defined in a certain Loan Agreement being executed and delivered by Maker and Holder simultaneously herewith. The Default Rate shall remain in full force and effect at all times thereafter, both before and after judgment, until all amounts owed by Maker in connection with this Note and the Loan Documents are paid in full.

If this Note becomes in default as aforesaid, Maker agrees to pay to Holder enforcement and collection costs, including reasonable attorneys' fees and legal expenses, regardless of whether the default is ultimately cured, and regardless of whether formal legal proceedings are commenced. Holder may pay a third party to assist in enforcing Holder's rights hereunder, and Maker shall pay the costs and expenses of such enforcement. Costs and expenses shall include: (i) Holder's reasonable attorneys' fees and legal expenses, whether or not such expenses are incurred by a salaried employee of Holder, (ii) reasonable attorneys' fees and legal expenses for bankruptcy proceedings including, but not limited to, efforts to modify or vacate any automatic stay or injunction, (iii) appeals to higher courts arising out of legal proceedings to enforce Maker's obligations hereunder, and (iv) any anticipated post-judgment collection services.

Maker and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, and of non-payment and of dishonor and consent to extension of time, renewals, waivers, or modifications without notice and further consent to the release of any security, or any part thereof, with or without substitution.

In addition to all other sums due hereunder, Holder may offset against this Note any account, debt, or other amounts owed by Holder, in any capacity, to Maker.

In the event that any payment of interest or principal under this Note shall not be paid within fifteen (15) days of the date such payment is due, a late charge of five percent (5%) of the amount of such payment (individually, a "Late Charge" or, collectively, the "Late Charges") shall be immediately due to Holder and shall accompany any such payment when made. Holder may refuse to accept any payment which is not accompanied by the applicable Late Charge. Upon default, Holder may, at Holder's option, refuse to accept any payment, whether or not such payment is accompanied by a Late Charge, or any other payment which, when applied to amounts owing under this Note, will leave other payments delinquent, or when this Note is, at the time of such payment, otherwise in default. All payments received shall be applied first to any Late Charges, second to accrued interest, and the balance, if any, to the reduction of principal.

The terms and conditions of this Note shall be binding upon Maker, Maker's heirs, legal

representatives, trustees, successors, and assigns.

This Note shall be governed by, and construed in accordance with, the laws of the State of Utah. Maker expressly agrees and consents that, unless otherwise designated by Holder, the courts of Salt Lake County, Utah shall have exclusive jurisdiction over all actions arising from, out of, or with respect to this Note.

No waiver by Holder of a default by Maker under the terms of this Note shall operate as a waiver of any other default, or of the same default in the future.

This Note is or will be secured by, among other documents, a certain first position deed of trust and other documents and interest ("Loan Documents").

This Note is made in accordance with the Loan Agreement, which is dated as of date hereof.

THOMAS INVESTMENT HOLDINGS, LLC

By:________________ ______________________________

1000254400025396 55

NOTE

July 13, 2005	MIDVALE	UTAH
[Date]	[City]	[State]

1414 SOUTH 900 WEST, SALT LAKE CITY, UTAH 84104
[Property Address]

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $ 89,900.00 (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is

LEHMAN BROTHERS BANK, FSB, A FEDERAL SAVINGS BANK

I will make all payments under this Note in the form of cash, check or money order.

I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. INTEREST

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of 6.625 %.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. PAYMENTS

(A) Time and Place of Payments

I will pay principal and interest by making a payment every month.

I will make my monthly payment on the first day of each month beginning on September , 2005 . I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and will be applied to interest before Principal. If, on August 1 , 2035 , I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity Date."

I will make my monthly payments at LEHMAN BROTHERS BANK, FSB or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $ 575.64 .

4. BORROWER'S RIGHT TO PREPAY

~~I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under the Note.~~

~~I may make a full Prepayment or partial Prepayments without paying a Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to [illegible] amount of the Note. If I make a partial Prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.~~

5. LOAN CHARGES

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.00 % of my overdue payment of principal and interest. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by delivering it or by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

8. OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. WAIVERS

I and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

1000254400025339655

10. UNIFORM SECURED NOTE

This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

> If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 15 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

_______________________ (Seal)
WAYNE MIDDLETON -Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

_______________________ (Seal)
-Borrower

[Sign Original Only]

NOTE

July 13 , 2005 — *Date* | MIDVLAE — *City* | UTAH — *State*

1414 SOUTH 900 WEST, SALT LAKE CITY, UTAH 84104
Property Address

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $ 24,005.00 (this amount will be called "principal"), plus interest, to the order of the Lender. The Lender is LEHMAN BROTHERS BANK, FSB , A FEDERAL SAVINGS BANK . I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note will be called the "Note Holder."

2. INTEREST

I will pay interest at a yearly rate of 9.750 %.

Interest will be charged on unpaid principal until the full amount of principal has been paid.

3. PAYMENTS

I will pay principal and interest by making payments each month of U.S. $ 206.25 .

I will make my payments on the first day of each month beginning on September , 2005 . I will make these payments every month until I have paid all of the principal and interest and any other charges, described below, that I may owe under this Note. If, on August 1, 2020 , I still owe amounts under this Note, I will pay all those amounts, in full, on that date.

I will make my monthly payments at 4001 SOUTH 700 EAST, #400 SALT LAKE CITY, UT 84107 or at a different place if required by the Note Holder.

4. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any of my monthly payments by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.00 % of the amount of my payment that is overdue, but not less than U.S. $ 30.00 . I will pay this late charge only once on any late payment.

(B) Notice from Note Holder

If I do not pay the full amount of each monthly payment on time, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date I will be in default. That date must be at least 10 days after the date on which the notice is mailed to me or, if it is not mailed, 10 days after the date on which it is delivered to me.

(C) Default

If I do not pay the overdue amount by the date stated in the notice described in (B) above, I will be in default. If I am in default, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that I owe on that amount.

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(D) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back for all of its costs and expenses to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

5. THIS NOTE SECURED BY A DEED OF TRUST

In addition to the protections given to the Note Holder under this Note, a Deed of Trust, dated July 13, 2005 , protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Deed of Trust describes how and under what conditions I may be required to make immediate payment in full of all amounts that I owe under this Note.

6. BORROWER'S PAYMENTS BEFORE THEY ARE DUE

I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment." When I make a prepayment, I will tell the Note Holder in a letter that I am doing so. A prepayment of all of the unpaid principal is known as a "full prepayment." A prepayment of only part of the unpaid principal is known as a "partial prepayment."

I may make a full prepayment or a partial prepayment without paying any penalty. The Note Holder will use all of my prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no delays in the due dates or changes in the amounts of my monthly payments unless the Note Holder agrees in writing to those delays or changes. I may make a full prepayment at any time. If I choose to make a partial prepayment, the Note Holder may require me to make the prepayment on the same day that one of my monthly payments is due. The Note Holder may also require that the amount of my partial prepayment be equal to the amount of principal that would have been part of my next one or more monthly payments.

7. BORROWER'S WAIVERS

I waive my rights to require the Note Holder to do certain things. Those things are: (A) to demand payment of amounts due (known as "presentment"); (B) to give notice that amounts due have not been paid (known as "notice of dishonor"); (C) to obtain an official certification of nonpayment (known as a "protest"). Anyone else who agrees to keep the promises made in this Note, or who agrees to make payments to the Note Holder if I fail to keep my promises under this Note, or who signs this Note to transfer it to someone else also waives these rights. These persons are known as "guarantors, sureties and endorsers."

8. GIVING OF NOTICES

Any notice that must be given to me under this Note will be given by delivering it or by mailing it by certified mail addressed to me at the Property Address above. A notice will be delivered or mailed to me at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by certified mail to the Note Holder at the address stated in Section 3 above. A notice will be mailed to the Note Holder at a different address if I am given a notice of that different address.

9. RESPONSIBILITY OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each of us is fully and personally obligated to pay the full amount owed and to keep all of the promises made in this Note. Any guarantor, surety, or endorser of this Note (as described in Section 7 above) is also obligated to do these things. The Note Holder may enforce its rights under this Note against each of us individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note. Any person who takes over my rights or obligations under this Note will have all of my rights and must keep all of my promises made in this Note. Any person who takes over the rights or obligations of a guarantor, surety, or endorser of this Note (as described in Section 7 above) is also obligated to keep all of the promises made in this Note.

_______________ (Seal) WAYNE MIDDLETON -Borrower	_______________ (Seal) -Borrower
_______________ (Seal) -Borrower	_______________ (Seal) -Borrower
_______________ (Seal) -Borrower	_______________ (Seal) -Borrower
_______________ (Seal) -Borrower	_______________ (Seal) -Borrower

[Sign Original Only]

NOTE

October 28, 2005 [Date] Salt Lake City, Utah [City]

476 SOUTH CONCORD STREET [Property Address] Salt Lake City [City] UT [State] 84104 [Zip Code]

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $25,050.00 (this amount will be called "principal"), plus interest, to the order of the Lender. The Lender is **Taylor, Bean & Whitaker Mortgage Corp.**

I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note will be called the "Note Holder."

2. INTEREST

I will pay interest at a yearly rate of 11.5000%.

Interest will be charged on unpaid principal until the full amount of principal has been paid.

3. PAYMENTS

I will pay principal and interest by making payments each month of U.S. $248.07.

I will make my payments on the 1st day of each month beginning on December 01, 2005.

I will make these payments every month until I have paid all of the principal and interest and any other charges, described below, that I may owe under this Note. If, on November 01, 2020, I still owe amounts under this Note, I will pay all those amounts, in full, on that date.

I will make my monthly payments at **Taylor, Bean & Whitaker Mortgage Corp., 1417 North Magnolia Ave. Ocala, FL 34475** or at a different place if required by the Note Holder.

4. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any of my monthly payments by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.0000% of my overdue payment, but not less than U.S. $5.00 and not more than U.S. $*100.00*. I will pay this late charge only once on any late payment.

(B) Notice From Note Holder

If I do not pay the full amount of each monthly payment on time, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date I will be in default. That date must be at least 10 days after the date on which the notice is mailed to me or, if it is not mailed, 10 days after the date on which it is delivered to me.

(C) Default

If I do not pay the overdue amount by the date stated in the notice described in (B) above, I will be in default. If I am in default, the Note Holder may require me to pay immediately the full amount of principal which has not been paid and all the interest that I owe on that amount.

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

WM

(D) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back for all of its costs and expenses to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

5. THIS NOTE SECURED BY A DEED OF TRUST

In addition to the protections given to the Note Holder under this Note, a Deed of Trust, dated **October 28, 2005**, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Deed of Trust describes how and under what conditions I may be required to make immediate payment in full of all amounts that I owe under this Note.

6. BORROWER'S PAYMENTS BEFORE THEY ARE DUE

I have the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment." When I make a prepayment, I will tell the Note Holder in a letter that I am doing so. A prepayment of all of the unpaid principal is known as a "full prepayment." A prepayment of only part of the unpaid principal is known as a "partial prepayment."

I may make a full prepayment or a partial prepayment without paying any penalty. The Note Holder will use all of my prepayments to reduce the amount of principal that I owe under this Note. If I make a partial prepayment, there will be no delays in the due dates or changes in the amounts of my monthly payments unless the Note Holder agrees in writing to those delays or changes. I may make a full prepayment at any time. If I choose to make a partial prepayment, the Note Holder may require me to make the prepayment on the same day that one of my monthly payments is due. The Note Holder may also require that the amount of my partial prepayment be equal to the amount of principal that would have been part of my next one or more monthly payments.

7. BORROWER'S WAIVERS

I waive my rights to require the Note Holder to do certain things. Those things are: (A) to demand payment of amounts due (known as "presentment"); (B) to give notice that amounts due have not been paid (known as "notice of dishonor"); (C) to obtain an official certification of nonpayment (known as a "protest"). Anyone else who agrees to keep the promises made in this Note, or who agrees to make payments to the Note Holder if I fail to keep my promises under this Note, or who signs this Note to transfer it to someone else also waives these rights. These persons are known as "guarantors, sureties and endorsers."

8. GIVING OF NOTICES

Any notice that must be given to me under this Note will be given by delivering it or by mailing it by certified mail addressed to me at the Property Address above. A notice will be delivered or mailed to me at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by certified mail to the Note Holder at the address stated in Section 3 above. A notice will be mailed to the Note Holder at a different address if I am given a notice of that different address.

9. RESPONSIBILITY OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each of us is fully and personally obligated to pay the full amount owed and to keep all of the promises made in this Note. Any guarantor, surety, or endorser of this Note (as described in Section 7 above) is also obligated to do these things. The Note Holder may enforce its rights under this Note against each of us individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note. Any person who takes over my rights or obligations under this Note will have all of my rights and must keep all of my promises made in this Note. Any person who takes over the rights or obligations of a guarantor, surety, or endorser of this Note (as described in Section 7 above) is also obligated to keep all of the promises made in this Note.

WGM

Borrower has executed and acknowledges receipt of pages 1 through 3 of this Note.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

WAYNE MIDDLETON (Seal) -Borrower	(Seal) -Borrower
(Seal) -Borrower	(Seal) -Borrower
(Seal) -Borrower	(Seal) -Borrower

[Sign Original Only]

INITIAL INTEREST℠ NOTE

October 28, 2005 [Date] SALT LAKE CITY [City] Utah [State]

476 SOUTH CONCORD STREET
SALT LAKE CITY, UT 84104
[Property Address]

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $93,600.00 (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is Taylor, Bean & Whitaker Mortgage Corp.

I will make all payments under this Note in the form of cash, check or money order.

I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. INTEREST

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of 6.7500%.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. PAYMENTS

(A) Time and Place of Payments

I will make a payment every month on the first day of the month beginning on December 01, 2005. Before the first fully amortizing principal and interest payment due date, my monthly payments will be only for the interest due on the unpaid principal of this Note. The due date of my first payment including fully amortizing principal and interest is the first day of December 01, 2015. I will make payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and if the payment includes both principal and interest, it will be applied to interest before Principal. If, on November 01, 2035, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity Date."

I will make my monthly payments at Taylor, Bean & Whitaker Mortgage Corp., 1417 North Magnolia Ave, Ocala, FL 34475 or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $526.50 until the due date of the first fully amortizing principal and interest payment. Beginning with the first fully amortizing principal and interest payment, my payment will be in the amount of U.S. $711.70

The Note Holder will notify me prior to the date of any change in the amount of my monthly payment in accordance with Section 7 of this Note. The Note Holder will provide the title and telephone number of a person who will answer any questions I may have regarding the notice.

WM

4. **BORROWER'S RIGHT TO PREPAY**

I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under this Note.

I may make a full Prepayment or partial Prepayments without paying a Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to the accrued and unpaid interest on the Prepayment amount, before applying my Prepayment to reduce the Principal amount of the Note. If I make a partial Prepayment, there will be no changes in the due date of my monthly payment unless the Note Holder agrees in writing to the changes. If I make a partial Prepayment during the period ending with the due date of my last interest only monthly payment, the partial Prepayment will reduce the amount of my monthly payment. If I make a partial Prepayment after the due date of my last interest only payment, the amount of my monthly payment will not change unless the Note Holder agrees in writing to that change.

5. **LOAN CHARGES**

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. **BORROWER'S FAILURE TO PAY AS REQUIRED**

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of Fifteen calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.0000% of the overdue payment of interest during the period when my payment is interest only, and of principal and interest after that. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. **GIVING OF NOTICES**

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by delivering it or by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

WM

8. OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. WAIVERS

I and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10. UNIFORM SECURED NOTE

This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

> Transfer of the Property or a Beneficial Interest in Borrower. As used in this Section 18, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.
>
> If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 15 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WM

Borrower has executed and acknowledges receipt of pages 1 through 4 of this Note.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

WAYNE MIDDLETON ____________ (Seal) -Borrower ____________ (Seal) -Borrower

____________ (Seal) -Borrower ____________ (Seal) -Borrower

____________ (Seal) -Borrower ____________ (Seal) -Borrower

[Sign Original Only]

BALLOON NOTE
(Fixed Rate)

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

October 28, 2005	**Salt Lake City**	**UTAH**
[Date]	*[City]*	*[State]*

345 N 1200 W, Salt Lake City, UT 84116
[Property Address]

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $ **90,450.00** (this amount is called "Principal"), plus interest, to the order of Lender. The Lender is **GreenPoint Mortgage Funding, Inc.**

I will make all payments under this Note in the form of cash, check or money order.

I understand that Lender may transfer this Note. Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. INTEREST

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of **7.375%**.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. PAYMENTS

(A) Time and Place of Payments

I will pay principal and interest by making a payment every month.

I will make my monthly payments on the **1st** day of each month beginning on **December, 2005**. I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and will be applied to interest before Principal. If, on **November 01, 2035**, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity date."

I will make my monthly payments at **P.O. Box 79363, City of Industry, CA 91716-9363**

or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $ **586.89**.

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WM

4. BORROWER'S RIGHT TO PREPAY

I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under this Note.

I may make a full Prepayment or partial Prepayments without paying any Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to the accrued and unpaid interest on the Prepayment amount before applying my Prepayment to reduce the Principal amount of this Note. If I make a partial Prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

5. LOAN CHARGES

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me that exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Late Charges for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.000% of my overdue payment of principal and interest. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

8. OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder

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WM

may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. WAIVERS

I and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10. UNIFORM SECURED NOTE

This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses that might result if I do not keep the promises that I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions read as follows:

> **Transfer of the Property or a Beneficial Interest in Borrower.** As used in this Section 18, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.
>
> If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 15 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

[signature] (Seal)
Wayne Middleton -Borrower

_______________ (Seal)
-Borrower

_______________ (Seal)
-Borrower

_______________ (Seal)
-Borrower

[Sign Original Only]

GPMWD020266495914O

NOTE
(Secondary Lien)

October 28, 2005	**Salt Lake City**	**UTAH**
[Date]	*[City]*	*[State]*

345 N 1200 W, Salt Lake City, UT 84116
[Property Address]

1. **BORROWER'S PROMISE TO PAY**

In return for a loan that I have received, I promise to pay U.S. $ **18,000.00** (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is **GreenPoint Mortgage Funding, Inc.**

I will make all payments under this Note in the form of cash, check or money order.

I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. **INTEREST**

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of **10.000%**.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. **PAYMENTS**

(A) Time and Place of Payments

I will pay principal and interest by making a payment every month.

I will make my monthly payment on the **1st**day of each month beginning on **December, 2005.** I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and will be applied to interest before Principal. If, on **November 1, 2020**, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity Date."

I will make my monthly payments at **P.O. Box 79363, City of Industry, CA 91716-9363**

or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $ **157.97**.

4. **BORROWER'S RIGHT TO PREPAY**

I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under the Note.

I may make a full Prepayment or partial Prepayments without paying a Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to the accrued and unpaid interest on the Prepayment amount, before applying my Prepayment to reduce the Principal amount of the Note. If I make a partial Prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

5. **LOAN CHARGES**

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. **BORROWER'S FAILURE TO PAY AS REQUIRED**

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of **10** calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be **5.000%** of my overdue payment of principal and interest, but not less than U.S. **$30.00** or greater than U.S. **$N/A**. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. **GIVING OF NOTICES**

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by delivering it or by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

8. **OBLIGATIONS OF PERSONS UNDER THIS NOTE**

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. **WAIVERS**

I and any other person who has obligations under this Note waive the rights of presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10. SECURED NOTE

In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

> *If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.*
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 14 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

______________________ (Seal) **Wayne Middleton** -Borrower	______________________ (Seal) -Borrower
______________________ (Seal) -Borrower	______________________ (Seal) -Borrower

[Sign Original Only]

BALLOON NOTE
(Fixed Rate)

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

October 28, 2005	**Salt Lake City**	**UTAH**
[Date]	*[City]*	*[State]*

1111 W 900 S, Salt Lake City, UT 84104
[Property Address]

1. BORROWER'S PROMISE TO PAY

In return for a loan that I have received, I promise to pay U.S. $ **88,500.00** (this amount is called "Principal"), plus interest, to the order of Lender. The Lender is **GreenPoint Mortgage Funding, Inc.**

I will make all payments under this Note in the form of cash, check or money order.

I understand that Lender may transfer this Note. Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. INTEREST

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of 7.375%.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. PAYMENTS

(A) Time and Place of Payments

I will pay principal and interest by making a payment every month.

I will make my monthly payments on the **1st** day of each month beginning on **December, 2005**. I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and will be applied to interest before Principal. If, on **November 01, 2035**, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity date."

I will make my monthly payments at **P.O. Box 79363, City of Industry, CA 91716-9363**

or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $ **574.24**.

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WM

4. BORROWER'S RIGHT TO PREPAY

I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under this Note.

I may make a full Prepayment or partial Prepayments without paying any Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to the accrued and unpaid interest on the Prepayment amount before applying my Prepayment to reduce the Principal amount of this Note. If I make a partial Prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

5. LOAN CHARGES

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me that exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. BORROWER'S FAILURE TO PAY AS REQUIRED

(A) Late Charges for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of 15 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be **5.000%** of my overdue payment of principal and interest. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

8. OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder

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WM

may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. WAIVERS

I and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10. UNIFORM SECURED NOTE

This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses that might result if I do not keep the promises that I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions read as follows:

> **Transfer of the Property or a Beneficial Interest in Borrower.** As used in this Section 18, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.
>
> If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 15 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

[signature] (Seal)
Wayne Middleton -Borrower

_______________ (Seal) -Borrower

_______________ (Seal) -Borrower

_______________ (Seal) -Borrower

[Sign Original Only]

NOTE
(Secondary Lien)

October 28, 2005 *[Date]* **Salt Lake City** *[City]* **UTAH** *[State]*

1111 W 900 S, Salt Lake City, UT 84104
[Property Address]

1. **BORROWER'S PROMISE TO PAY**

In return for a loan that I have received, I promise to pay U.S. $ **17,700.00** (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is **GreenPoint Mortgage Funding, Inc.**

I will make all payments under this Note in the form of cash, check or money order.

I understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder."

2. **INTEREST**

Interest will be charged on unpaid principal until the full amount of Principal has been paid. I will pay interest at a yearly rate of **10.000%**.

The interest rate required by this Section 2 is the rate I will pay both before and after any default described in Section 6(B) of this Note.

3. **PAYMENTS**

(A) Time and Place of Payments

I will pay principal and interest by making a payment every month.

I will make my monthly payment on the 1stday of each month beginning on **December, 2005.** I will make these payments every month until I have paid all of the principal and interest and any other charges described below that I may owe under this Note. Each monthly payment will be applied as of its scheduled due date and will be applied to interest before Principal. If, on **November 1, 2020**, I still owe amounts under this Note, I will pay those amounts in full on that date, which is called the "Maturity Date."

I will make my monthly payments at **P.O. Box 79363, City of Industry, CA 91716-9363**

or at a different place if required by the Note Holder.

(B) Amount of Monthly Payments

My monthly payment will be in the amount of U.S. $ **155.34**.

4. **BORROWER'S RIGHT TO PREPAY**

I have the right to make payments of Principal at any time before they are due. A payment of Principal only is known as a "Prepayment." When I make a Prepayment, I will tell the Note Holder in writing that I am doing so. I may not designate a payment as a Prepayment if I have not made all the monthly payments due under the Note.

I may make a full Prepayment or partial Prepayments without paying a Prepayment charge. The Note Holder will use my Prepayments to reduce the amount of Principal that I owe under this Note. However, the Note Holder may apply my Prepayment to the accrued and unpaid interest on the Prepayment amount, before applying my Prepayment to reduce the Principal amount of the Note. If I make a partial Prepayment, there will be no changes in the due date or in the amount of my monthly payment unless the Note Holder agrees in writing to those changes.

WM

5. **LOAN CHARGES**

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me which exceeded permitted limits will be refunded to me. The Note Holder may choose to make this refund by reducing the Principal I owe under this Note or by making a direct payment to me. If a refund reduces Principal, the reduction will be treated as a partial Prepayment.

6. **BORROWER'S FAILURE TO PAY AS REQUIRED**

(A) Late Charge for Overdue Payments

If the Note Holder has not received the full amount of any monthly payment by the end of 10 calendar days after the date it is due, I will pay a late charge to the Note Holder. The amount of the charge will be 5.000% of my overdue payment of principal and interest, but not less than U.S. $30.00 or greater than U.S. $N/A. I will pay this late charge promptly but only once on each late payment.

(B) Default

If I do not pay the full amount of each monthly payment on the date it is due, I will be in default.

(C) Notice of Default

If I am in default, the Note Holder may send me a written notice telling me that if I do not pay the overdue amount by a certain date, the Note Holder may require me to pay immediately the full amount of Principal which has not been paid and all the interest that I owe on that amount. That date must be at least 30 days after the date on which the notice is mailed to me or delivered by other means.

(D) No Waiver By Note Holder

Even if, at a time when I am in default, the Note Holder does not require me to pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time.

(E) Payment of Note Holder's Costs and Expenses

If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back by me for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7. **GIVING OF NOTICES**

Unless applicable law requires a different method, any notice that must be given to me under this Note will be given by delivering it or by mailing it by first class mail to me at the Property Address above or at a different address if I give the Note Holder a notice of my different address.

Any notice that must be given to the Note Holder under this Note will be given by delivering it or by mailing it by first class mail to the Note Holder at the address stated in Section 3(A) above or at a different address if I am given a notice of that different address.

8. **OBLIGATIONS OF PERSONS UNDER THIS NOTE**

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9. **WAIVERS**

GPMWD0202665295140

W/M

I and any other person who has obligations under this Note waive the rights of presentment and Notice of Dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10. SECURED NOTE

In addition to the protections given to the Note Holder under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Note Holder from possible losses which might result if I do not keep the promises which I make in this Note. That Security Instrument describes how and under what conditions I may be required to make immediate payment in full of all amounts I owe under this Note. Some of those conditions are described as follows:

> If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.
>
> If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 14 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.

[signature] (Seal) Wayne Middleton -Borrower	(Seal) -Borrower
(Seal) -Borrower	(Seal) -Borrower

[Sign Original Only]

AFTER RECORDED RETURN TO:
Security Service Federal Credit Union
ATTN: Vicki Pryor
16211 LaCantera Parkway
San Antonio, TX 78256-2419
PARCEL NUMBER: 16-18-101-010 & 16-18-101-011

This instrument was drafted by:
Barbara Leuellen
Robertson & Anschutz
10333 Richmond Avenue, Suite 550
Houston, TX 77042
713-980-9516

LOAN MODIFICATION AGREEMENT
(Providing for Fixed Interest Rate)

The State of Utah §
§ KNOW ALL MEN BY THESE PRESENTS:
County of Salt Lake §

This Loan Modification Agreement ("Agreement"), made on **April 01, 2011**, between **Wayne Middleton**, ("Borrower") and **Security Service Federal Credit Union** ("Lender"), amends and supplements (1) the Mortgage, Deed of Trust, Security Deed (the "Security Instrument"), and Timely Payment Rewards Rider, if any, dated **May 06, 2008**, and recorded in/under **Document Number 10423256, recorded May 8, 2008** of the Official Records of Real Property of **Salt Lake County, Utah**, and (2) the Note, bearing the same date as, and secured by, the Security Instrument, which covers the real and personal property described in the Security Instrument and defined therein as the "Property", located at

1376 & 1382 South Major Street
Salt Lake City, UT 84115
[Property Address]

the real property described being set forth as follows:

Lots 35, 36, 37 and 38, Block 2, South Main Street Addition Plat "A", according to the official plat thereof, recorded in the Office of the County Recorder of Salt Lake County, Utah

In consideration of the mutual promises and agreements exchanged, the parties hereto agree as follows (notwithstanding anything to the contrary contained in the Note or Security Instrument):

1. As of **April 01, 2011**, the amount payable under the Note and the Security Instrument (the "Unpaid Principal Balance") is U.S. **$195,521.65**, consisting of the unpaid amount(s) loaned to Borrower by Lender and any interest and other amounts capitalized.

2. Borrower promises to pay the Unpaid Principal Balance, plus interest, to the order of the Lender. Interest will be charged on the Unpaid Principal Balance at the yearly rate of **5.000%**, from **April 01, 2011**. Borrower promises to make the monthly payments of principal and interest of U.S. **$1,546.17**, beginning on the **First day of May, 2011**, and continuing thereafter on the same day of each succeeding month until principal and interest are paid in full. The yearly rate of **5.000%** will remain in effect until principal and interest are paid in full. If on **April 01, 2026** ("Maturity Date"), Borrower still owes amounts under the Note and the Security Instrument, as amended by this Agreement, Borrower will pay these amounts in full on the Maturity Date.

3. If all or any part of the Property or any interest the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument.

   If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by the Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by the Security Instrument without further notice or demand on the Borrower.

4. Borrower also will comply with all other covenants, agreements, and requirements of the Security Instrument, including without limitation, Borrower's covenants and agreements to make all payments of taxes, insurance premiums, assessments, escrow items, impounds, and all other payments that Borrower is obligated to make under the Security Instrument; however, the following terms and provisions are forever canceled, null and void, as of the date specified in paragraph No. 1 above:

   (a) all terms and provisions of the Note and Security Instrument (if any) providing for, implementing, or relating to, any change or adjustment in the rate of interest payable under the Note, including, where applicable, the Timely Payment Rewards rate reduction, as described in paragraph 1 of the Timely Payment Rewards Addendum to Note and paragraph A.1. of the Timely Payment Rewards Rider. By executing this Agreement, Borrower waives any Timely Payment Rewards rate reduction to which Borrower may have otherwise been entitled; and

   (b) all terms and provisions of any adjustable rate rider, or Timely Payment Rewards Rider, where applicable, or other instrument or document that is affixed to, wholly or partially incorporated into, or is part of, the Note or Security Instrument and that contains any such terms and provisions as those referred to in (a) above.

5. Borrower understands and agrees that:

   (a) All rights and remedies, stipulations, and conditions contained in the Security Instrument relating to default in the making of payments under the Security Instrument shall also apply to default in the making of the modified payments hereunder.

   (b) All covenants, agreements, stipulations, and conditions in the Note and Security Instrument shall be and remain in full force and effect, except as herein modified, and none of the Borrower's obligations or liabilities under the Note and Security Instrument shall be diminished or released

by any provisions hereof, nor shall this Agreement in any way impair, diminish, or affect any of Lender's rights under or remedies on the Note and Security Instrument, whether such rights or remedies arise thereunder or by operation of law. Also, all rights of recourse to which Lender is presently entitled against any property or any other persons in any way obligated for, or liable on, the Note and Security Instrument are expressly reserved by Lender.

(c) Nothing in this Agreement shall be understood or construed to be a satisfaction or release in whole or in part of the Note and Security Instrument.

(d) All costs and expenses incurred by Lender in connection with this Agreement, including recording fees, title examination, and attorney's fees, shall be paid by the Borrower and shall be secured by the Security Instrument, unless stipulated otherwise by Lender.

(e) Borrower agrees to make and execute such other documents or papers as may be necessary or required to effectuate the terms and conditions of this Agreement which, if approved and accepted by Lender, shall bind and inure to the heirs, executors, administrators, and assigns of the Borrower.

ACCEPTED AND AGREED TO BY THE OWNER AND HOLDER OF SAID NOTE:
Security Service Federal Credit Union

By:_______________________________
Name:_____________________________
Title:______________________________

Corporate Acknowledgment

Commonwealth/State of ______________
District/County/Parish of ______________

On this __________ day of ______________, ______________________ to me personally known, who, being before me, a Notary, personally appeared ______________________ by me duly sworn (or affirmed), did say that he/she is the ______________________ of ______________ and that the seal affixed to the instrument is the corporate seal of the ______________________ by authority of its board of directors (or trustees), and ______________________ acknowledged the instrument to be the free act and deed of the ______________________.

______________________________ Notary Public

______________________________ Name and title

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